SignalPoint Global Alpha Fund

Class A: SPGAX Class C: SPGCX Class I: SPGFX

November 6, 2013

The information in this Supplement amends certain information contained in the currently effective Prospectus, dated September 26, 2012, as revised October 16, 2012, and Summary Prospectus for the Fund, dated November 8, 2012, and should be read in conjunction with such Prospectus and Summary Prospectus, and any Supplement to the Prospectus.

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Effective November 1, 2013, Class C shares of the Fund will no longer be subject to the 1% contingent deferred sales charge (“CDSC”) on shares redeemed less than one year after purchase. Class C shares purchased prior to November 1, 2013 redeemed less than one year from the purchase date will remain subject to the CDSC.

Accordingly, the following changes are made to the Prospectus:

1) The fee and expense table contained under the section of the Prospectus entitled “Fund Summary – Fees and Expenses” is deleted in its entirety and replaced with the following fee and expense table:

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%	None[1]	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses[2]	0.40%	0.40%	0.40%
Acquired Fund Fees and Expenses [2,3]	0.50%	0.50%	0.50%
Total Annual Fund Operating Expenses	2.15%	2.90%	1.90%
Fee Waiver and/or Expense Reimbursement [4]	(0.16)%	(0.16)%	(0.16)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.99%	2.74%	1.74%

1 Class C shares purchased prior to November 1, 2013 are subject to a 1.00% CDSC on all shares redeemed less than one year after the date of purchase.

2 Estimated for the current fiscal year.

3 Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

4The Adviser has contractually agreed to waive fees and/or reimburse expenses of the Fund through January 31, 2014.  This agreement may be terminated by the Fund's Board of Trustees on 60 days’ written notice to the Adviser.

2) The section of the prospectus entitled “How to Buy Shares – Class C Shares” is deleted in its entirety and replaced with the following:

Class C Shares

You can buy class C shares at NAV. Class C shares are subject to an annual 12b-1 fee of 1.00%. Because Class C shares pay a higher 12b-1 fee than Class A shares, Class C shares have higher ongoing expenses than Class A shares.

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You should read this Supplement in conjunction with the Prospectus, dated September 26, as revised October 16, 2012, Summary Prospectus, dated November 8, 2012, and Statement of Additional Information, dated September 26, 2012, and any Supplement to the Prospectus, Summary Prospectus or SAI, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-691-2120 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.